 EQUIFIRST (GRAPHIC OMITTED)

GMAC RFC (GRAPHIC OMITTED)

New Issue Computational Materials

Part I of II

$739,345,000 (Approximate)

RAMP Series 2005-EFC3 Trust

Issuer

EquiFirst Corporation

Originator

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-EFC3

August 18, 2005

GMAC RFC Securities (GRAPHIC OMITTED)

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

Expected Timing:	Pricing Date:	On or about August 19, 2005
	Settlement Date:	On or about August 30, 2005
	First Payment Date:	September 25, 2005

Structure:	Fixed and ARMs:	$[767,354,078] senior/subordinate structure
	Rating Agencies:	Moody's and S&P

Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Residential Funding Securities Corporation trading desk at (301) 664-6900.

This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this communication is preliminary and is subject to completion or change.

The information in this communication supersedes information contained in any prior similar communication relating to these securities.

This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

RAMP Series 2005-EFC3

$[739,345,000] (Approximate)

Characteristics of the Certificates

Certificates
Class	Approximate Size(1)	Interest Type	Principal Type	Expected WAL (yrs)(2) Call/Mat	Expected Principal Window (months)(2) Call/Mat	Final Scheduled Distribution Date	Expected rating (Moody's/S&P)
A-I-1 (3)	$144,826,000	Floating	SEQ	1.00 / 1.00	1-21 / 1-21	Mar-2026	Aaa/AAA
A-I-2 (3)	141,285,000	Floating	SEQ	2.93 / 3.01	21-73 / 21-101	May-2035	Aaa/AAA
A-I-3 (3) (4)	5,000,000	Floating	SEQ	6.07 / 9.70	73-73 / 101-140	Aug-2035	Aaa/AAA
A-II (3) (4)	290,927,000	Floating	P/T	2.13 /2.35	1-73 / 1-166	Aug-2035	Aaa/AAA
M-1 (3) (4) (5)	29,926,000	Floating	MEZ	4.77 / 5.22	48-73 / 48-143	Aug-2035	Aa1/AA+
M-2 (3) (4) (5)	27,624,000	Floating	MEZ	4.56 / 4.99	45-73 / 45-137	Aug-2035	Aa2/AA+
M-3 (3) (4) (5)	19,567,000	Floating	MEZ	4.45 / 4.87	43-73 / 43-131	Aug-2035	Aa3/AA
M-4 (3) (4) (5)	13,812,000	Floating	MEZ	4.39 / 4.80	41-73 / 41-126	Aug-2035	A1/AA-
M-5 (3) (4) (5)	13,428,000	Floating	MEZ	4.35 / 4.75	41-73 / 41-122	Aug-2035	A2/A+
M-6 (3) (4) (5)	11,893,000	Floating	MEZ	4.32 / 4.69	40-73 / 40-117	Aug-2035	A3/A
M-7 (3) (4) (5)	12,661,000	Floating	MEZ	4.30 / 4.65	39-73 / 39-112	Aug-2035	Baa1/A-
M-8 (3) (4) (5)	9,208,000	Floating	MEZ	4.29 / 4.60	39-73 / 39-106	Aug-2035	Baa2/BBB+
M-9 (3) (4) (5)	9,975,000	Floating	MEZ	4.26 / 4.53	38-73 / 38-100	Aug-2035	Baa3/BBB
M-10 (3) (4) (5)	$9,213,000	Floating	MEZ	4.25 / 4.46	38-73 / 38-93	Aug-2035	Ba1/BBB-
Total	$739,345,000

Notes:

  Class sizes subject to a 10% variance.
  Pricing Speed Assumption:

  Fixed: 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter).
  ARMs: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30%

  CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

  The pass-through rate on the Class A and Class M Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the related Net WAC Cap Rate and (iii) 14.00% per annum.
  If the 10% optional call is not exercised, the margin on the Class A-I-2, Class A-I-3 and Class A-II Certificates will double and the margin on the Class M Certificates will increase by a 1.5x multiple, beginning on the second Distribution Date after the first possible optional call date.

  The Class M Certificates are not expected to receive principal payments prior to the Stepdown Date.

Issuer: RAMP Series 2005-EFC3 Trust.

Certificates: The Class A-I-1, Class A-I-2, Class and Class A-I-3 Certificates (collectively, the "Class A-I Certificates") are backed by substantially all first lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the "Group I Loans").

The Class A-II Certificates are backed by first lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that will conform to Freddie Mac limitations (the "Group II Loans").

The Class A-I Certificates and the Class A-II Certificates are referred to together as the "Class A Certificates."

The Class M-1 through Class M-10 Certificates (collectively, the "Class M Certificates").

Joint Lead Underwriters: Residential Funding Securities Corporation and Credit Suisse First Boston LLC.

Swap Counterparty: [tba]

Depositor: Residential Asset Mortgage Products, Inc. ("RAMP").

Trustee: U.S. Bank National Association

Master Servicer: Residential Funding Corporation (the "Seller", "Master Servicer" or "Residential Funding"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Subservicer: Primary servicing for all of the mortgage loans will be provided by HomeComings Financial Network, Inc. ("HomeComings"). HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

Cut-off Date: August 1, 2005 after deducting payments due during the month of August 2005.

Settlement Date: On or about August 30, 2005.

Distribution Dates: 25th of each month (or the next business day if such day is not a business day) commencing on September 26, 2005.

Form of Certificates: Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations: For the Class A, Class M-1, Class M-2 and Class M-3 Certificates: $25,000 and integral multiples of $1 in excess thereof; for the Class M-4 through Class M-10 Certificates..

ERISA Considerations: None of the Certificates are expected to be ERISA eligible.

Legal Investments: The Certificates will not, be "mortgage related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA").

Tax Status: One or more REMIC elections.

Mortgage Loans:

    The Group I Loans will consist of substantially all first lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations. The statistical pool of Group I Loans described herein has an approximate aggregate principal balance of $[383,797,587] as of the Cut-off Date.

    The Group II Loans will consist of first lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that will conform to Freddie Mac limitations. The statistical pool of Group II Loans described herein has an approximate aggregate principal balance of $[383,556,491] as of the Cut-off Date.

    As of the Cut-off Date, approximately [31.06]% and [20.78]% of the Mortgage Loans in Loan Group I and Loan Group II, respectively, provide for an initial interest only period of up to five years.

Silent Seconds: The mortgaged properties relating to approximately [31.97]% of the first-lien mortgage loans are subject to a second-lien mortgage loan, based solely on the information made available to the Depositor. The related second lien mortgage loan for [31.97]% of these mortgage loans are not part of the mortgage pool ("Silent Seconds"). The weighted average combined original loan-to-value ratio of the mortgage loans, including the Silent Seconds is [90.13]%.

RASC KS and RAMP RS

Program Eligible:

As of the Cut-off Date approximately [82.5]% of the mortgage loans are eligible under the RASC KS program. RFC has established the AlterNet program primarily for the purchase of mortgage loans that are made to borrowers that may have imperfect credit histories, higher debt to income ratios or mortgage loans that present certain other risks to investors. The mortgage collateral sellers that participate in this program have been selected by RFC on the basis of criteria set forth in RFC's Client Guide, referred to as the Guide. For those mortgage loans that RFC purchased from sellers in this program, each mortgage loan determined by RFC to be acceptable for purchase would have been originated in accordance with or would have been determined to be generally consistent with the provisions of the Guide.

As of the Cut-off Date approximately [17.5]% of the mortgage loans are eligible under the RAMP RS program. RFC has established the "Negotiated Conduit Asset Program" or NCA program. Through the NCA program, RFC seeks to acquire recently originated mortgage loan products with characteristics that do not meet traditional "A" quality credit requirements, which are then securitized under the RAMP shelf. An example of an NCA program loan includes, but is not limited to, a mortgage loan with a higher loan-to-value ratio than the credit grade within RFC's "AlterNet" program guidelines allow.

The Originator:

EquiFirst Corporation (the "Originator") is a wholly-owned subsidiary of EFC Holdings Corporation ("EFC") and is engaged in the business of originating (or acquiring) and selling nonconforming mortgage loans collateralized by one-to-four family residential properties. The Originator was founded in 1989 and is headquartered in Charlotte, NC. EFC is a wholly owned subsidiary of Regions Financial Corporation, a publicly traded commercial bank holding company.

Prepayment Assumptions:

  Fixed - 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter).

  ARMs - 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

Optional Call: If the aggregate principal balance of the mortgage loans falls below 10% of the aggregate original principal balance of the mortgage loans (the "Optional Call Date"), Residential Funding or its designee may terminate the trust. The exercise of the optional call may be subject to limitations as described in the prospectus supplement.

Group I Basis Risk

Shortfall: With respect to any class of the Class A-I Certificates and any Distribution Date on which the Group I Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest for that class calculated at a rate (not to exceed 14.00% per annum) equal to One-Month LIBOR plus the related margin, over (ii) accrued certificate interest for that class calculated using the Group I Net WAC Cap Rate. In addition, any interest rate shortfalls allocated to that class caused by the failure of the Swap Counterparty to make required payments pursuant to the swap agreement will be Group I Basis Risk Shortfalls payable in the amounts and priority described under "Excess Cash Flow Distributions" below.

Group I Basis Risk

Shortfall

Carry-Forward Amounts: With respect to each class of the Class A-I Certificates and any Distribution Date, an amount equal to the aggregate amount of Group I Basis Risk Shortfall for that class on that Distribution Date, plus any unpaid Group I Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow or the swap agreement, at a rate equal to the related pass-through rate for that class.

Group II Basis Risk

Shortfall: With respect to the Class A-II Certificates and any Distribution Date on which the Group II Net WAC Cap Rate is used to determine the pass-through rate of the Class A-II Certificates, an amount equal to the excess of (i) the accrued certificate interest for the Class A-II Certificates calculated at a rate (not to exceed 14.00% per annum) equal to One-Month LIBOR plus the related margin over (ii) the accrued certificate interest for the Class A-II Certificates calculated using the Group II Net WAC Cap Rate. In addition, any interest rate shortfalls allocated to the Class A-II Certificates caused by the failure of the Swap Counterparty to make required payments pursuant to the swap agreement will be Group II Basis Risk Shortfalls payable in the amounts and priority described under "Excess Cash Flow Distributions" below.

Group II Basis Risk

Shortfall

Carry-Forward Amounts: With respect to the Class A-II Certificates and any Distribution Date, an amount equal to the aggregate amount of Group II Basis Risk Shortfall on that Distribution Date, plus any unpaid Group II Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow or the swap agreement, at a rate equal to the related pass-through rate for the Class A-II Certificates.

Subordinate Basis Risk

Shortfall: With respect to any class of Class M Certificates and any Distribution Date on which the Subordinate Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (x) the accrued certificate interest for that class calculated at a rate (not to exceed 14.000% per annum) equal to One-Month LIBOR plus the related margin over (y) the accrued certificate interest for that class calculated using the Subordinate Net WAC Cap Rate. In addition, any interest rate shortfalls allocated to that class caused by the failure of the Swap Counterparty to make required payments pursuant to the swap agreement will be Subordinate Basis Risk Shortfalls payable in the amounts and priority described under "Excess Cash Flow Distributions" below.

Subordinate Basis Risk

Shortfall Carry-Forward

Amount: With respect to each class of Class M Certificates and any Distribution Date, an amount equal to the aggregate amount of Subordinate Basis Risk Shortfall for that class on that Distribution Date, plus any unpaid Subordinate Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow or the swap agreement, at a rate equal to the related pass-through rate.

Relief Act Shortfalls: With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Servicemembers Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cash Flow in the current period only. Any Relief Act Shortfalls allocated to the Certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid. Relief Act Shortfalls in either loan group will be allocated on a pro rata basis among the Certificates

Credit Enhancement: A. Subordination.

Credit enhancement for the Class A Certificates will include the subordination of the Class M Certificates. Credit enhancement for the Class M Certificates will include the subordination of each class of Class M Certificates with a lower payment priority.

Initial Subordination (including the OC Deposit):

Class	Expected rating (Moody's/S&P)	Initial Credit Support	After Step-Down Support

Class A	Aaa/AAA	24.15%	48.30%
Class M-1	Aa1/AA+	20.25%	40.50%
Class M-2	Aa2/AA	16.65%	33.30%
Class M-3	Aa3/AA-	14.10%	28.20%
Class M-4	A1/AA-	12.30%	24.60%
Class M-5	A2/A+	10.55%	21.10%
Class M-6	A3/A	9.00%	18.00%
Class M-7	Baa1/A-	7.35%	14.70%
Class M-8	Baa2/BBB+	6.15%	12.30%
Class M-9	Baa3/BBB	4.85%	9.70%
Class M-10	Ba1/BBB-	3.65%	7.30%

For any class of Certificates, the Initial Credit Support is the aggregate certificate principal balance of all Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date. The initial Credit Support includes the initial Overcollateralization Amount.

B. Overcollateralization ("OC")

Initial (% Orig.)	3.65%
OC Target (% Orig.)	3.65%
OC Floor (% Orig.)	0.50%
OC Stepdown Target (% Current)	7.30%
OC Holiday	None

    Excess Spread

    Initially equal to approximately [260] bps per annum.

    Swap Agreement

Credit enhancement for the Class A and Class M Certificates will include net payments made by the swap counterparty to the trustee pursuant to the swap agreement.

Excess Cash Flow

Distributions: On any Distribution Date, the Excess Cash Flow will be allocated among the Certificates as set forth in the Prospectus Supplement in the following order of priority:

    as part of the Principal Distribution Amount, to pay to the holders of the Class A and Class M Certificates in reduction of their certificate principal balances, the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A or Class M Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

    as part of the Principal Distribution Amount, to pay to the holders of the Class A and Class M Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the mortgage loans for the preceding calendar month;

  to pay the holders of the Class A and Class M Certificates as part of the Principal Distribution Amount, any Overcollateralization Increase Amount;

  to pay the holders of Class A and Class M Certificates, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, that remain un-reimbursed, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;

  to pay to the holders of the Class A and Class M Certificates, any prepayment interest shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

  to pay to the holders of the Class A Certificates, pro rata, and then the Class M Certificates, in order of priority, the amount of any Group I Basis Risk Shortfall Carry-Forward Amount, Group II Basis Risk Shortfall Carry-Forward Amount and Subordinate Basis Risk Shortfall Carry Forward Amount, as applicable, remaining unpaid as of that Distribution Date;

  to pay to the holders of the Class A and Class M Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

  to pay to the holders of the Class A Certificates, pro rata, and then to the Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed;

    to the Swap Counterparty, any termination payment triggered by a Swap Provider Trigger Event; and

    to pay to the holders of the Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

Any payments under clauses (1), (3), (4), (5), (6), (7) and (8) shall be made to the extent not covered by amounts paid pursuant to the Swap Agreement.

Interest Accrual Period: From and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date on an actual/360 basis.

Pass-Through Rates: Class A-I Pass-Through Rates:

On each Distribution Date, the Class A Pass-Through Rate on each class of the Class A-I certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin for such class, and beginning on the second Distribution Date after the first possible Optional Call Date, and with respect to the Class A-I-2 and Class A-I-3 Certificates, One-Month LIBOR plus 2 times the related margin for such class, (y) the Group I Net WAC Cap Rate and (z) 14.00% per annum.

Class A-II Pass-Through Rates:

On each Distribution Date, the Class A-II Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin, and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus 2 times the related margin, (y) the Group II Net WAC Cap Rate and (z) 14.00% per annum.

Class M Pass-Through Rates:

On each Distribution Date, the Pass-Through Rate on each class of the Class M Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin for such class, and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus 1.5 times the related margin for such class, (y) the Subordinate Net WAC Cap Rate and (z) 14.00% per annum.

Group I Net WAC

Cap Rate: For any Distribution Date, a per annum rate equal to (a) the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period minus (b) the amounts paid to the Swap Counterparty (other than any swap termination payment owed to the Swap Counterparty due to a Swap Provider Trigger Event) divided by the aggregate principal balance of the Mortgage Loans, multiplied by a fraction equal to 360 divided by the actual number of days in the related Interest Accrual Period.

For any Distribution Date on which the Pass-Through Rate on the Class A-I Certificates is limited to the Group I Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon, subject to a maximum of 14.00% per annum. The payments from the Swap Agreement will be available to cover any shortfalls on the Class A-I Certificates resulting from the application of the Group I Net WAC Cap Rate.

Group II Net WAC

Cap Rate: For any Distribution Date, a per annum rate equal to (a) the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period minus (b) the amounts paid to the Swap Counterparty (other than any swap termination payment owed to the Swap Counterparty due to a Swap Provider Trigger Event) divided by the aggregate principal balance of the Mortgage Loans, multiplied by a fraction equal to 360 divided by the actual number of days in the related Interest Accrual Period.

For any Distribution Date on which the Pass-Through Rate on the Class A-II Certificates is limited to the Group II Net WAC Cap Rate, the resulting shortfall will carry forward with interest thereon, subject to a maximum of 14.00% per annum. The payments from the Swap Agreement will be available to cover any shortfalls on the Class A-II Certificates resulting from the application of the Group II Net WAC Cap Rate.

Subordinate Net WAC

Cap Rate: With respect to any Distribution Date and the Class M Certificates, a per annum rate equal to the weighted average of (i) the Group I Net WAC Cap Rate and (ii) the Group II Net WAC Cap Rate, weighted on the basis of the related Subordinate Component.

Net WAC Cap Rate: The Group I Net WAC Cap Rate, the Group II Net WAC Cap Rate or the Subordinate Net WAC Cap Rate, as applicable.

Subordinate Component: With respect to each loan group and any Distribution Date, the positive excess, if any, of the aggregate principal balance of the mortgage loans in that loan group, over the aggregate certificate principal balance of the related Class A Certificates, in each case immediately prior to that Distribution Date.

Weighted Average

Monthly Fees: Master servicing fee and subservicing fee of approximately 0.48% per annum.

Net Mortgage Rate: With respect to any mortgage loan, the mortgage rate minus (a) the master servicing fee and (b) the sub-servicing fee.

Eligible Master

Servicing Compensation: For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

Advances: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

Overcollateralization Amount: With respect to any Distribution Date, the excess, if any, of the aggregate stated principal balance of the mortgage loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the Class A and Class M Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

Required

Overcollateralization Amount: With respect to any Distribution Date (i) prior to the Stepdown Date, an amount equal to [3.65]% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) [7.30]% of the then current aggregate outstanding principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the Overcollateralization Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the Required Overcollateralization Amount for the immediately preceding Distribution Date.

Overcollateralization Floor: 0.50% of the aggregate initial principal balance of the Mortgage Loans.

Stepdown Date: The earlier to occur of (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the Distribution Date in September 2008 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to [48.30]%.

Overcollateralization

Increase Amount: With respect to any Distribution Date, an amount equal to the lesser of (i) available excess cash flow from the mortgage loans available for payment of the Overcollateralization Increase Amount on that Distribution Date and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization

Reduction Amount: With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) principal remittance amount for that Distribution Date.

Excess Overcollateralization

Amount: With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount.

Excess Cash Flow: For any Distribution Date, the sum of (a) the excess of the available distribution amount over the sum of (x) the interest distribution amount for the Certificates and payment to the Swap Counterparty of any net swap payments or swap termination payments owed to the Swap Counterparty not due to a Swap Provider Trigger Event and (y) the principal remittance amount and (b) any Overcollateralization Reduction Amount. Excess Cash Flow may be used to protect the Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

Trigger Event:

(subject to change) A Trigger Event is in effect on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds [35.00]% of the Senior Enhancement Percentage or (ii) cumulative realized losses on the mortgage loans as a percentage of the initial aggregate principal balance of the mortgage loans as of the Cut-off Date exceed the following amounts:
Loss Trigger
Months 25-36	[1.65]% in the first month plus an additional 1/12th of [2.05]% for every month thereafter
Months 37-48	[3.70]% in the first month plus an additional 1/12th of [2.15]% for every month thereafter
Months 49-60	[5.85]% in the first month plus an additional 1/12th of [1.65]% for every month thereafter
Months 61-72	[7.50]% in the first month plus an additional 1/12th of [0.95]% for every month thereafter
Months 73 and thereafter	[8.45]%

Sixty-Plus Delinquency

Percentage: With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgage loans in bankruptcy that are 60 or more days delinquent, foreclosure or REO, over (y) the aggregate stated principal balance of the mortgage loans immediately preceding that Distribution Date.

Senior

Enhancement Percentage: For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M Certificates and (ii) the Overcollateralization Amount, in each case prior to the distribution of the aggregate Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date.

Principal

Distribution Amount: As to any Distribution Date, the least of (A) the aggregate certificate principal balance of the Class A and Class M Certificates prior to such Distribution Date, (B) the available distribution amount remaining after payment of the interest distribution amount to the certificateholders and payment to the Swap Counterparty of any net swap payments or swap termination payments owed to the Swap Counterparty not due to a Swap Provider Trigger Event, and (C) the sum of (i) principal collected on the mortgage loans during the preceding calendar month other than Subsequent Recoveries, (ii) the principal portion of realized losses incurred in the preceding calendar month, to the extent covered by excess cash flow, (iii) the Overcollateralization Increase Amount, minus(iv) the Overcollateralization Reduction Amount.

Class A Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the Principal Distribution Amount for that Distribution Date; and

  the excess, if any, of (A) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Group I Principal

Distribution Amount: On any Distribution Date, the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group I Loans for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the mortgage loans for that Distribution Date.

Group II Principal

Distribution Amount: On any Distribution Date, the Class A Principal Distribution Amount multiplied by a fraction, the numerator of which is the portion of the Principal Allocation Amount related to the Group II Loans for that Distribution Date and the denominator of which is the Principal Allocation Amount for all of the mortgage loans for that Distribution Date.

Principal Allocation

Amount: With respect to any Distribution Date, the sum of (a) the Principal Remittance Amount for that Distribution Date and (b) the aggregate amount of the principal portion of realized losses on the mortgage loans in the calendar month preceding that distribution date, to the extent covered by Excess Cash Flow for that Distribution Date as described under "Excess Cash Flow Distributions" above; provided that on any Distribution Date on which there is insufficient Excess Cash Flow to cover all Realized Losses on the mortgage loans, in determining the Group I Principal Distribution Amount and Group II Principal Distribution Amount, the available Excess Cash Flow will be allocated to the Class A-I Certificates and Class A-II Certificates, pro rata, based on the principal portion of Realized Losses on the Group I Loans and Group II Loans, respectively.

Principal Remittance

Amount: For any Distribution Date and each loan group, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

Class A Interest

Distribution Priority: With respect to each class of Class A Certificates and any Distribution Date, the amount available for payment of accrued certificate interest thereon for that Distribution Date plus accrued certificate interest thereon remaining unpaid from any prior Distribution Date, in the amounts and priority as follows:

  first, concurrently, to the Class A-I Certificates, pro rata, from the Class A-I Interest Remittance Amount, and to the Class A-II Certificates, from the Class A-II Interest Remittance Amount;

  second, to the Class A-I Certificates, pro rata, from the remaining Class A-II Interest Remittance Amount or to the Class A-II Certificates, from the remaining Class A-I Interest Remittance Amount, as needed after taking into account any distribution in respect of interest on the Class A Certificates made in first above;

  third, concurrently, from the Principal Remittance Amount related to Loan Group I to the Class A-I Certificates, pro rata, and from the Principal Remittance Amount related to Loan Group II to the Class A-II Certificates, after taking into account any distributions in respect of interest on the Class A Certificates made in first and second above; and

  fourth, from the remaining Principal Remittance Amount related to Loan Group II to the Class A-I Certificates, pro rata, or from the remaining Principal Remittance Amount related to Loan Group I to the Class A-II Certificates, as needed after taking into account any distributions in respect of interest on the Class A Certificates made in first, second and third above.

Class A-I Interest

Remittance Amount: With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group I Loans.

Class A-II Interest

Remittance Amount: With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II Loans.

Interest

Distributions: Distributions to the holders of the Certificates will be made generally as follows:

From the available distribution amount remaining after payment of certain fees and expenses and the payment to the swap counterparty of any net swap payments or swap termination payments owed to the Swap Counterparty not due to a Swap Provider Trigger Event, distribution of accrued and unpaid interest (less any prepayment interest shortfalls not covered by compensating interest or any Relief Act Shortfalls) to the holders of Certificates, in the following order of priority:

  To the Class A Certificates, pursuant to the Class A Interest Distribution Priority;

  To the Class M-1 Certificates;

  To the Class M-2 Certificates;

  To the Class M-3 Certificates;

  To the Class M-4 Certificates;

  To the Class M-5 Certificates;

  To the Class M-6 Certificates;

  To the Class M-7 Certificates;

  To the Class M-8 Certificates;

  To the Class M-9 Certificates; and

  To the Class M-10 Certificates;

Principal Distributions:

The Principal Distribution Amount will be distributed as follows:

    To the Class A Certificates, the Class A Principal Distribution Amount, allocated as described below under "Class A Principal Distributions" until the certificate principal balances thereof are reduced to zero;

    To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the certificate principal balance of the Class M-1 Certificates is reduced to zero;

    To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the certificate principal balance of the Class M-2 Certificates is reduced to zero;

    To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the certificate principal balance of the Class M-3 Certificates is reduced to zero;

    To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the certificate principal balance of the Class M-4 Certificates is reduced to zero;

    To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the certificate principal balance of the Class M-5 Certificates is reduced to zero;

    To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the certificate principal balance of the Class M-6 Certificates is reduced to zero;

    To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the certificate principal balance of the Class M-7 Certificates is reduced to zero;

    To the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the certificate principal balance of the Class M-8 Certificates is reduced to zero;

    To the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the certificate principal balance of the Class M-9 Certificates is reduced to zero; and

    To Class M-10 Certificates, the Class M-10 Principal Distribution Amount, until the certificate principal balance of the Class M-10 Certificates is reduced to zero.

.

Class A Principal

Distributions: The Group I Principal Distribution Amount will be distributed as follows:

  first, to the Class A-I-1, Class A-I-2 and Class A-I-3 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero; and

  second, to the Class A-II Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

The Group II Principal Distribution Amount will be distributed as follows:

  first, to the Class A-II Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and

  second, to the Class A-I-1, Class A-I-2 and Class A-I-3 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero.

Class M-1 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-2 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-3 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-4 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-5 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-6 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-7 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-8 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-9 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-10 Principal

Distribution Amount: With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

  the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts; and

  the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-10 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Subordination

Percentage: As to any class of Class A or Class M Certificates, the respective approximate percentage set forth below:

Class	Expected rating (Moody's/S&P/Fitch)	Subordination %

Class A	Aaa/AAA	51.70%
Class M-1	Aa1/AA+	59.50%
Class M-2	Aa2/AA	66.70%
Class M-3	Aa3/AA-	71.80%
Class M-4	A1/AA-	75.40%
Class M-5	A2/A+	78.90%
Class M-6	A3/A	82.00%
Class M-7	Baa1/A-	85.30%
Class M-8	Baa2/BBB+	87.70%
Class M-9	Baa3/BBB	90.30%
Class M-10	Ba1/BBB-	92.70%

Subsequent Recoveries: Subsequent recoveries, net of reimbursable expenses, with respect to mortgage loans that have been previously liquidated and that have resulted in a realized loss.

Swap Agreement: On the Closing Date, the Trustee will enter into a Swap Agreement with [tbd] (the "Swap Counterparty") for the benefit of the Class A and Class M Certificates. The Swap Agreement will have an initial notional amount of approximately $739,345,000. Under the Swap Agreement, on each Distribution Date (i) the trust shall be obligated to pay to the Swap Counterparty an amount equal to [4.45]% per annum on a notional amount equal to the related swap notional amount set forth in the schedule below and (ii) the trust will be entitled to receive from the Swap Counterparty an amount equal to One-Month LIBOR on the notional balance in each case as accrued during the related swap accrual period, until the swap is retired. Only the net amount of the two obligations above will be paid by the appropriate party. Upon early termination of the Swap Agreement, the trust or the Swap Counterparty may be liable to make a termination payment (the "Swap Termination Payment") to the other party, regardless of which party caused the termination. The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders (other than a Swap Termination Payment due to a Swap Provider Trigger Event). Shown in the schedule included herein is the aggregate swap notional amount schedule, which generally has been derived by adding the aggregate mortgage loan collateral, a notional balance corresponding to 1.5x the respective pricing speeds of the fixed and adjustable mortgage loans and subtracting the Required Overcollateralization Amount.

Swap Agreement Notional Balance Schedule

[Subject to Change]

Period	Notional Balance ($)
1	739,345,000.00
2	710,285,370.71
3	682,115,268.72
4	654,783,449.25
5	628,242,633.77
6	602,450,209.85
7	577,368,254.00
8	552,963,527.17
9	529,208,024.09
10	506,220,203.50
11	484,181,746.31
12	463,053,400.29
13	442,797,537.97
14	423,378,089.29
15	404,760,477.09
16	386,911,555.26
17	369,799,549.42
18	353,394,000.14
19	337,665,708.40
20	322,586,683.44
21	308,130,092.68
22	294,270,213.71
23	280,982,388.38
24	268,242,978.68
25	256,095,434.02
26	244,446,577.56
27	233,275,908.16
28	222,563,768.70
29	212,291,311.32
30	202,440,464.05
31	192,998,890.68
32	183,944,588.60
33	175,261,650.27
34	166,934,822.60
35	158,949,479.90
36	151,291,718.86

Swap Account: Funds payable under the Swap Agreement will be deposited into a reserve account (the "Swap Account").

Funds payable to the Swap Counterparty will be paid from any available funds prior to distributions on the Certificates and will be distributed on each Distribution Date in the following order of priority:

    to the Swap Counterparty, any net amounts owed to the Swap Counterparty under the Swap Agreement for such Distribution Date; and

    to the Swap Counterparty, any Swap Termination Payment owed to the Swap Counterparty not due to a Swap Provider Trigger Event.

Amounts payable to the trust by the swap counterparty will be distributed on each Distribution Date in the following order of priority; prior to any distribution from any available funds:

    as part of the Principal Distribution Amount, to pay the holders of the Class A Certificates and the Class M Certificates the principal portion of any realized losses incurred for the preceding calendar month;

  as part of the Principal Distribution Amount, to pay the holders of the Class A Certificates and the Class M Certificates, to restore the required level of overcollateralization to the extent it has been reduced due to realized losses;

  to pay the holders of Class A and Class M Certificates, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;

  to pay to the holders of the Class A and Class M Certificates, any prepayment interest shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

  to pay, first to the holder of the Class A Certificates, on a pro rata basis and then to the Class M Certificates, in order of priority, any Group I Basis Risk Shortfall Carry-Forward Amount, Group II Basis Risk Shortfall Carry-Forward Amount, and Subordinated Basis Risk Shortfall Carry-Forward Amount, as applicable, for such Distribution Date;

  to pay to the holders of the Class A and Class M Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

  to pay the holders of the Class A Certificates, pro rata, and then to the Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

  to pay to the holders of the Class SB Certificates the excess if any, of the sum of the remaining Swap Account balance and the then current Overcollateralization Amount over the Required Overcollateralization Amount for that Distribution Date.

Net WAC Cap Schedule

[Subject to Change]

Period	Net WAC Rate % (1)	Effective Rate % (1,2)	Period	Net WAC Rate % (1)	Effective Rate % (1,2)
1	7.47	23.02	37	10.16	10.16
2	6.48	21.49	38	10.49	10.49
3	6.27	20.92	39	10.14	10.14
4	6.48	20.54	40	10.47	10.47
5	6.27	20.05	41	10.13	10.13
6	6.27	19.68	42	10.90	10.90
7	6.94	19.63	43	12.06	12.06
8	6.27	19.04	44	10.88	10.88
9	6.47	18.86	45	11.23	11.23
10	6.27	18.53	46	10.86	10.86
11	6.47	18.43	47	11.21	11.21
12	6.27	18.17	48	10.89	10.89
13	6.27	18.00	49	10.88	10.88
14	6.48	17.94	50	11.23	11.23
15	6.27	17.67	51	10.85	10.85
16	6.48	17.62	52	11.20	11.20
17	6.27	17.35	53	10.83	10.83
18	6.27	17.20	54	10.87	10.87
19	6.94	17.39	55	12.02	12.02
20	6.27	16.88	56	10.84	10.84
21	6.48	16.84	57	11.19	11.19
22	6.27	16.57	58	10.82	10.82
23	6.48	16.80	59	11.17	11.17
24	8.60	19.12	60	10.79	10.79
25	8.59	19.22	61	10.78	10.78
26	8.86	19.51	62	11.13	11.13
27	8.57	19.42	63	10.76	10.76
28	8.85	19.49	64	11.10	11.10
29	8.56	19.19	65	10.73	10.73
30	9.31	19.84	66	10.72	10.72
31	9.95	20.16	67	11.85	11.85
32	9.30	19.60	68	10.69	10.69
33	9.60	19.70	69	11.03	11.03
34	9.29	19.37	70	10.67	10.67
35	9.59	19.47	71	11.01	11.01
36	10.17	20.02	72	10.64	10.64
			73	10.63	10.63

Notes:

(1) Assumes all index values remain constant at 20.00%.

(2) The effective available funds cap rate (the "Effective Rate") is a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Certificates and (ii) the weighted average Net Mortgage Rate of the mortgage loans plus (B) the net swap payment, if any, and any swap termination payment owed to the Swap Counterparty not due to a Swap Provider Trigger Event, divided by the aggregate certificate principal balance of the Class A and Class M Certificates multiplied by 360 divided by actual number of days.

Class A Sensitivity Analysis

To 10% Call

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-I-1
Avg. Life (yrs)	13.51	1.59	1.22	1.00	0.86	0.76
Principal Window	1 - 247	1 - 34	1 - 25	1 - 21	1 - 18	1 - 15
Principal Window Months	247	34	25	21	18	15
Class A-I-2
Avg. Life (yrs)	25.13	6.30	4.21	2.93	2.04	1.76
Principal Window	247 - 346	34 - 148	25 - 99	21 - 73	18 - 34	15 - 27
Principal Window Months	100	115	75	53	17	13
Class A-I-3
Avg. Life (yrs)	28.82	12.32	8.24	6.07	2.87	2.28
Principal Window	346 - 346	148 - 148	99 - 99	73 - 73	34 - 35	27 - 28
Principal Window Months	1	1	1	1	2	2
Class A-II
Avg. Life (yrs)	19.02	4.24	2.92	2.13	1.50	1.30
Principal Window	1 - 346	1 - 148	1 - 99	1 - 73	1 - 36	1 - 29
Principal Window Months	346	148	99	73	36	29

Class A Sensitivity Analysis

To Maturity

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-I-1
Avg. Life (yrs)	13.51	1.59	1.22	1.00	0.86	0.76
Principal Window	1 - 247	1 - 34	1 - 25	1 - 21	1 - 18	1 - 15
Principal Window Months	247	34	25	21	18	15
Class A-I-2
Avg. Life (yrs)	25.19	6.49	4.33	3.01	2.04	1.76
Principal Window	247 - 357	34 - 210	25 - 141	21 - 101	18 - 34	15 - 27
Principal Window Months	111	177	117	81	17	13
Class A-I-3
Avg. Life (yrs)	29.84	19.97	13.62	9.70	2.87	2.28
Principal Window	357 - 359	210 - 279	141 - 196	101 - 140	34 - 35	27 - 28
Principal Window Months	3	70	56	40	2	2
Class A-II
Avg. Life (yrs)	19.05	4.60	3.20	2.35	1.50	1.30
Principal Window	1 - 358	1 - 300	1 - 222	1 - 166	1 - 36	1 - 29
Principal Window Months	358	300	222	166	36	29

Class M Sensitivity Analysis

To 10% Call

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-I-1
Avg. Life (yrs)	26.72	8.19	5.52	4.77	4.50	3.44
Principal Window	277 - 346	49 - 148	39 - 99	48 - 73	36 - 56	29 - 45
Principal Window Months	70	100	61	26	21	17
Class M-I-2
Avg. Life (yrs)	26.72	8.19	5.51	4.56	4.65	3.74
Principal Window	277 - 346	49 - 148	38 - 99	45 - 73	55 - 56	45 - 45
Principal Window Months	70	100	62	29	2	1
Class M-I-3
Avg. Life (yrs)	26.72	8.19	5.51	4.45	4.38	3.56
Principal Window	277 - 346	49 - 148	38 - 99	43 - 73	49 - 56	40 - 45
Principal Window Months	70	100	62	31	8	6
Class M-I-4
Avg. Life (yrs)	26.72	8.19	5.51	4.39	4.14	3.35
Principal Window	277 - 346	49 - 148	38 - 99	41 - 73	47 - 56	38 - 45
Principal Window Months	70	100	62	33	10	8
Class M-I-5
Avg. Life (yrs)	26.72	8.19	5.50	4.35	4.00	3.23
Principal Window	277 - 346	49 - 148	37 - 99	41 - 73	44 - 56	36 - 45
Principal Window Months	70	100	63	33	13	10
Class M-I-6
Avg. Life (yrs)	26.72	8.19	5.50	4.32	3.89	3.14
Principal Window	277 - 346	49 - 148	37 - 99	40 - 73	43 - 56	35 - 45
Principal Window Months	70	100	63	34	14	11
Class M-I-7
Avg. Life (yrs)	26.72	8.19	5.50	4.30	3.81	3.07
Principal Window	277 - 346	49 - 148	37 - 99	39 - 73	41 - 56	33 - 45
Principal Window Months	70	100	63	35	16	13
Class M-I-8
Avg. Life (yrs)	26.72	8.19	5.50	4.29	3.75	3.01
Principal Window	277 - 346	49 - 148	37 - 99	39 - 73	40 - 56	33 - 45
Principal Window Months	70	100	63	35	17	13
Class M-I-9
Avg. Life (yrs)	26.72	8.19	5.50	4.26	3.70	2.97
Principal Window	277 - 346	49 - 148	37 - 99	38 - 73	39 - 56	32 - 45
Principal Window Months	70	100	63	36	18	14
Class M-I-10
Avg. Life (yrs)	26.72	8.19	5.50	4.25	3.66	2.94
Principal Window	277 - 346	49 - 148	37 - 99	38 - 73	39 - 56	31 - 45
Principal Window Months	70	100	63	36	18	15

Class M Sensitivity Analysis

To Maturity

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-I-1
Avg. Life (yrs)	26.83	9.03	6.13	5.22	7.03	5.30
Principal Window	277 - 358	49 - 271	39 - 192	48 - 143	36 - 130	29 - 104
Principal Window Months	82	223	154	96	95	76
Class M-I-2
Avg. Life (yrs)	26.83	9.01	6.11	4.99	5.31	4.35
Principal Window	277 - 358	49 - 262	38 - 185	45 - 137	55 - 106	45 - 85
Principal Window Months	82	214	148	93	52	41
Class M-I-3
Avg. Life (yrs)	26.83	8.99	6.08	4.87	4.72	3.82
Principal Window	277 - 357	49 - 253	38 - 177	43 - 131	49 - 102	40 - 81
Principal Window Months	81	205	140	89	54	42
Class M-I-4
Avg. Life (yrs)	26.83	8.97	6.07	4.80	4.47	3.60
Principal Window	277 - 357	49 - 245	38 - 170	41 - 126	47 - 97	38 - 78
Principal Window Months	81	197	133	86	51	41
Class M-I-5
Avg. Life (yrs)	26.83	8.94	6.04	4.75	4.31	3.46
Principal Window	277 - 357	49 - 238	37 - 165	41 - 122	44 - 94	36 - 75
Principal Window Months	81	190	129	82	51	40
Class M-I-6
Avg. Life (yrs)	26.82	8.91	6.01	4.69	4.19	3.37
Principal Window	277 - 356	49 - 230	37 - 158	40 - 117	43 - 90	35 - 72
Principal Window Months	80	182	122	78	48	38
Class M-I-7
Avg. Life (yrs)	26.82	8.86	5.98	4.65	4.09	3.28
Principal Window	277 - 356	49 - 221	37 - 152	39 - 112	41 - 86	33 - 69
Principal Window Months	80	173	116	74	46	37
Class M-I-8
Avg. Life (yrs)	26.82	8.80	5.93	4.60	4.00	3.20
Principal Window	277 - 355	49 - 210	37 - 144	39 - 106	40 - 82	33 - 65
Principal Window Months	79	162	108	68	43	33
Class M-I-9
Avg. Life (yrs)	26.81	8.72	5.87	4.53	3.92	3.13
Principal Window	277 - 354	49 - 200	37 - 136	38 - 100	39 - 77	32 - 61
Principal Window Months	78	152	100	63	39	30
Class M-I-10
Avg. Life (yrs)	26.79	8.59	5.78	4.46	3.82	3.06
Principal Window	277 - 353	49 - 187	37 - 127	38 - 93	39 - 72	31 - 57
Principal Window Months	77	139	91	56	34	27

Rating Agency Contacts
	name	phone extension
Moody's:	Shelly Garg	(212) 553-7922
S&P:	Monica Perelmuter	(212) 438-6309